Exhibit 10aa

*Confidential Treatment Requested

ASSIGNMENT AGREEMENT

This ASSIGNMENT AGREEMENT (this “Agreement”) dated as of January 1, 2013, is hereby made by and among: Bristol-Myers Squibb Sanofi Pharmaceuticals Holding Partnership, a Delaware partnership (“JVB”); Sanofi, a société anonyme organized and existing under the laws of the French Republic (“Sanofi”); Bristol-Myers Squibb Company, a corporation organized and existing under the laws of the State of Delaware (“BMS”); and sanofi-aventis U.S. LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Assignee”, and together with JVB, BMS and Sanofi, the “Parties” and each, individually, a “Party”).

W I T N E S S E T H:

WHEREAS, Sanofi previously discovered and patented two new chemical entities, one known as SR 47436 with the international non-proprietary name Irbesartan (“Irbesartan”) and one known as SR 25990C with the international non-proprietary name Clopidogrel Hydrogenosulphate (“Clopidogrel”);

WHEREAS, Sanofi, BMS and Sterling Winthrop Inc., a Delaware corporation (“Sterling”) entered into a Development Agreement dated July 29, 1993 (the “Development Agreement”) for, among other things, the development of Irbesartan and Clopidogrel;

WHEREAS, pursuant to an Amended and Restated Asset Purchase Agreement dated as of September 30, 1994 among Eastman Kodak Company, Sanofi and Sterling, Sanofi acquired certain assets, and assumed certain obligations, of the ethical pharmaceutical business of Sterling, including the rights and obligations of Sterling under the Development Agreement;

WHEREAS, Sanofi and BMS have formed JVB through their indirect wholly owned subsidiaries for, among other things, the commercialization of the Products in Territory B (as such terms are defined herein);

WHEREAS, Sanofi and BMS have developed certain know-how under the Development Agreement for the commercialization of the Products in certain countries, including Territory B;

WHEREAS, Sanofi and JVB have entered into an Irbesartan Intellectual Property License Agreement (the “Territory B Irbesartan License Agreement”) and a Clopidogrel Intellectual Property License and Supply Agreement (the “Territory B Clopidogrel License Agreement”), each dated as of January 1, 1997, pursuant to which Sanofi granted to JVB a license to use certain patents, trademarks and know-how that neither were developed with nor are owned by BMS, for the commercialization of the Products in Territory B;

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WHEREAS, Sanofi, BMS and JVB have entered into a Product Know-How License Agreement (the “Territory B Know-How License Agreement”), dated as of January 1, 1997, pursuant to which Sanofi and BMS granted to JVB a license under the Developed Know-How (as defined in the Territory B Know-How License Agreement) for the commercialization of the Products in Territory B;

WHEREAS, pursuant to a master restructuring agreement (the “Master Agreement”), dated as of September 27, 2012, by and between Sanofi and BMS, Sanofi and BMS have agreed to simplify the overall governance, operating and financial principles of their alliance with respect to (i) Irbesartan Products (as defined herein) worldwide (other than in Japan, which is not in their alliance) and (ii) Clopidogrel Products (as defined herein) worldwide (other than in Japan, which is not in their alliance, and in the United States); and

WHEREAS, in connection with the transactions contemplated by the Master Agreement, Sanofi and BMS have agreed to, among other things, assign and transfer JVB’s rights and obligations under the Territory B Irbesartan License Agreement, the Territory B Clopidogrel License Agreement and the Territory B Know-How License Agreement (collectively, the “Territory B License Agreements”), in each case, solely with respect to Territory B1, to Assignee.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.	Definitions

a)	Defined Terms

“Affiliate,” when used with reference to any Person, means any other Person controlling, controlled by, or under common control with, such Person; provided, however, that, with respect to Sanofi, the definition of Affiliate shall exclude L’Oréal, a société anonyme organized and existing under the laws of the French Republic. For the purposes of this definition, “control” shall refer to (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person or to veto any material decision relating to the management or policies of a Person, in each case whether through the ownership of voting securities, by contract or otherwise; (b) the beneficial ownership, directly or indirectly, of securities (excluding general partnership interests) representing at least 50% of the voting power of all outstanding voting securities of a Person; or (c) the beneficial ownership of at least 50% of the partnership interests of a general partnership.

“Clopidogrel Product” (a) a product with the sole active ingredient Clopidogrel, in finished form, marketed under the trademarks Plavix® and Iscover® or any trademark that is confusingly similar to or that is a replacement for any such trademark; and (b) a product (an “Identified Clopi FDC”) which contains as the only active ingredients the combination of Clopidogrel with acetylsalicylic acid, in finished form, marketed under the trademarks DuoPlavin®, CoPlavix® and DuoCover® or any trademark that is confusingly similar to or that is a replacement for any such trademark. Clopidogrel Products shall exclude any other fixed dose combinations containing Clopidogrel.

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“IFRS Net Sales” means, with respect to a Product, net sales of Sanofi (or its Affiliates or their respective licensees or sublicensees) as audited and reported in Euros by Sanofi (or its Affiliates or licensees) in accordance with International Financial Reporting Standards (“IFRS”), as IFRS may be modified from time to time. For the avoidance of doubt: (a) IFRS Net Sales shall not include samples, compassionate use of the Products and the like; provided that revenue from Products sold to third parties for clinical trial purposes shall be included in IFRS Net Sales; and (b) any Damages paid by Sanofi pursuant to Article IX of the Master Agreement shall not be treated as a deduction for purposes of calculating IFRS Net Sales. In calculating IFRS Net Sales, the Parties shall disregard any related Know-How, Discovery or other royalties paid to Sanofi after January 1, 2013 on Clopidogrel Products or Irbesartan Products.

“Irbesartan Product” means: (a) a product with the sole active ingredient Irbesartan, in finished form, marketed under the trademarks Aprovel®, Karvea® and Avapro® or any trademark that is confusingly similar to or that is a replacement for any such trademark; and (b) a product (an “Identified Irbe FDC”) which contains as the only active ingredients the combination of Irbesartan with Hydrochlorothiazide, in finished form, marketed under the trademarks CoAprovel®, Avalide® and Karvezide® or any trademark that is confusingly similar to or that is a replacement for any such trademark. Irbesartan Products shall exclude any other fixed dose combinations containing Irbesartan.

“New IP Agreement” means the FDC Intellectual Property License Agreement between Sanofi and BMS, dated as of the date hereof.

“Person” means any individual, partnership, firm, corporation, société anonyme, société en nom collectif, société en participation, société par actions simplifiée, limited liability company, joint venture, association, trust or other entity or any government or any agency or political subdivision thereof, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the U.S. Securities Exchange Act of 1934, as amended.

“Product” means a Clopidogrel Product or an Irbesartan Product and “Products” means both a Clopidogrel Product and an Irbesartan Product.

“Territory B” means, with respect to each Territory B License Agreement, “Territory B” as such term is defined in such Territory B License Agreement prior to amendment thereof in accordance with the terms hereof.

“Territory B1” means (i) with respect to Products, Australia, Canada, Mexico and Argentina, and (ii) with respect to Clopidogrel Products only, also Brazil and Colombia.

“United States” means the United States of America, which includes any State or Commonwealth of the United States of America, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa and any other territory, possession or military base of the United States of America anywhere in the world.

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b)	Additional Defined Terms.

The following additional defined terms shall have the meanings set forth in the sections of this Agreement listed below:

Defined Term	Section Where Defined
Agreement	Preamble
Assigned Obligations	3
Assigned Rights	2
Assignee	Preamble
BMS	Preamble
Clopidogrel	Recitals
Development Agreement	Recitals
Dispute	9
Dispute Resolution Notice	9
ICC	9
Irbesartan	Recitals
JVB	Preamble
Master Agreement	Recitals
Notices	7
Party	Preamble
Payment Report	5(b)
Payment Term	5(a)
Sanofi	Preamble

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Defined Term	Section Where Defined
Sterling	Recitals
Territory B Clopidogrel License Agreement	Recitals
Territory B Irbesartan License Agreement	Recitals
Territory B Know-How License Agreement	Recitals
Territory B License Agreements	Recitals

2.	Assignment

JVB hereby sells, assigns, transfers and conveys to Assignee all of JVB’s right, title and interest in, under and to the Territory B License Agreements, in each case, solely with respect to Territory B1 (collectively, the “Assigned Rights”), effective as of the date hereof.

3.	Acceptance and Assumption

Assignee hereby (a) accepts the assignment, transfer and conveyance of the Assigned Rights; and (b) assumes, undertakes and agrees, subject to valid claims and defenses, to fully and faithfully satisfy, perform and discharge in accordance with the terms of the Territory B License Agreements, as applicable, all obligations and liabilities of any kind arising out of, or required to be performed under, such Territory B License Agreements, in each case, solely with respect to Territory B1 (collectively, the “Assigned Obligations”).

4.	Amendment and Restatement of License Agreements; Reservation of Rights with respect to Fixed-Dose Combination Products

a)	Amendment and Restatement of License Agreements. Immediately following assignment and assumption of the Assigned Rights and the Assigned Obligations pursuant to Sections 2 and 3 hereof, the Parties hereby agree that (i) that portion of the Territory B Clopidogrel License Agreement remaining in place between Sanofi and JVB shall be amended and restated as set forth on Exhibit A hereto, (ii) that portion of the Territory B Know-How License Agreement remaining in place between Sanofi, BMS and JVB shall be amended and restated as set forth on Exhibit B hereto, and (iii) that portion of the Territory B Know-How License Agreement assigned to Assignee hereunder shall be amended and restated as set forth on Exhibit C hereto, in each case, effective as of the date hereof and without the need for any further action by any Party or Parties to effect such amendments and restatements.

b)	Fixed Dose Combination Products. For the avoidance of doubt, the assignment to and the assumption by the Assignee of the Assigned Rights and the Assigned Obligations hereunder, shall not affect or limit in any way the licenses granted by and to each of Sanofi and BMS under the New IP Agreement.

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5.	Remuneration

a)	Remuneration Rates. In consideration of the transfer of the Assigned Rights to Assignee, Sanofi or Assignee shall pay or cause to be paid to JVB, in accordance with Section 5(b) hereof, the applicable percentage of IFRS Net Sales (as set forth in the tables below) of Sanofi, its Affiliates and their respective licensees of Irbesartan Products and Clopidogrel Products in Territory B1 between January 1, 2013 and December 31, 2018 (the “Payment Term”).

	2013	2014	2015	2016	2017	2018
Clopidogrel (% of IFRS Net Sales):	[*]	[*]	[*]	[*]	[*]	[*]

	2013	2014	2015	2016	2017	2018
Irbesartan (% of IFRS Net Sales):	[*]	[*]	[*]	[*]	[*]	[*]

b)	Payment Provisions.

i.	The amounts payable to JVB pursuant to Section 5(a) hereof shall not be subject to any generic penetration/market share or parallel trade adjustments (and any changes in such percentages in the table above from one year to the next shall be with effect as of January 1 of the year in which the new percentage applies).

ii.	For the Payment Term, Sanofi or Assignee shall pay or cause to be paid to JVB all amounts due hereunder on a quarterly basis within sixty (60) days of the end of each calendar quarter. Each such payment shall be accompanied by an accurate statement of: (a) the amount of IFRS Net Sales of the Products (denominated in Euros), set forth on a [*], relating to payments to be made to JVB during such calendar quarter (together with the underlying calculations in reasonable detail for such amount); (b) the remuneration payments due to JVB under this Agreement set forth on a [*]; and (c) the calculation of all payments to be made to JVB for such calendar quarter (each a “Payment Report”). The remuneration amount shall be declared in Euros based on IFRS Net Sales and shall be paid to JVB in U.S. dollars and converted from Euros to U.S. dollars at the Designated Exchange Rate applicable for the month in which the payment is made. The “Designated Exchange Rate” means the exchange rate applicable for each calendar month based on the prior month’s daily average EUR/USD rate set by the European Central Bank each day.

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iii.	All payments to be made hereunder shall be made by wire transfer in immediately available funds, to the bank account of JVB as designated in writing to Sanofi by JVB, unless the Parties agree to settle such payments through other means.

iv.	All payments due under this Agreement shall be paid in full without deduction, except for taxes (if any) required to be withheld by applicable law with respect to such payments. In the event Sanofi or Assignee is required under applicable law to withhold any tax to the revenue authorities in any country regarding any payment to JVB, the amount of such tax shall be deducted by Sanofi or Assignee (as applicable) and paid to the relevant revenue authority, and Sanofi or Assignee shall notify JVB thereof and shall promptly furnish to JVB all copies of any tax certificate or other documentation evidencing such withholding. If any such tax shall subsequently be found to be due, payment of such tax shall be the responsibility of JVB. Notwithstanding the foreoing, BMS and Sanofi shall cooperate reasonably to reduce or eliminate any such withholding tax under applicable law or treaty.

6.	Parties in Interest

This Agreement shall be binding upon and inure solely to the benefit of the Parties and their respective successors and permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever.

7.	Notices

All notices, requests or other communications hereunder (collectively, “Notices”) shall be in writing, shall be in the English language and shall be given or made by delivery in person, by courier service, by facsimile (with receipt confirmed) or by registered or certified mail (return receipt requested, with postage prepaid) to the respective Parties at the following addresses:

If to Sanofi, to:

Sanofi

54, rue la Boétie

75008 Paris, France

Attention: Senior Vice President, Legal Affairs and General Counsel

Facsimile: (33.1) 53.77.43.03

Attention: Vice President, Alliances & Partnerships

Facsimile: (33.1) 53.77.40.99

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with a copy to:

Weil Gotshal & Manges

767 Fifth Avenue

New York, NY 10153

Attention: [omitted]

Facsimile: 212-310-8007

If to BMS, to:

Bristol-Myers Squibb Company

P.O. Box 4000

Route 206 & Province Line Road

Princeton, NJ 08543-4000 USA

Attention: Vice President and Senior Counsel, Pharmaceutical Research Institute, and Worldwide

  Franchise Management and Business Development

Facsimile: 649-252-4232

Attention: Vice President, Alliance Management

Facsimile: 609-252-7235

with a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP

7 World Trade Center

New York, NY 10007 USA

Facsimile: 212-230-8888

Attn: [omitted]

If to JVB, to:

Bristol-Myers Squibb Sanofi Pharmaceuticals Holding Partnership

P.O. Box 4000

Route 206 & Province Line Road

Princeton, NJ 08543-4000 USA

Attention: Vice President and Senior Counsel, Pharmaceutical Research Institute, and Worldwide

  Franchise Management and Business Development

Facsimile: 649-252-4232

Attention: Vice President, Alliance Management

Facsimile: 609-252-7235

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with a copy to:

Sanofi

54, rue la Boétie

75008 Paris, France

Attention: Senior Vice President, Legal Affairs and General Counsel

Facsimile: (33.1) 53.77.43.03

Attention: Vice President, Alliances & Partnerships

Facsimile: (33.1) 53.77.40.99

If to Assignee, to:

sanofi-aventis U.S. LLC

55 Corporate Drive

Bridgewater, NJ 08807 USA

Attention: [omitted]

Facsimile: (908) 981-5705

with a copy to:

sanofi-aventis U.S. LLC

55 Corporate Drive

Bridgewater, NJ 08807 USA

Attention: [omitted]

Facsimile: (908) 981-7833

and

Weil Gotshal & Manges

767 Fifth Avenue

New York, NY 10153

Attention: [omitted]

Facsimile: 212-310-8007

8.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and performed entirely in that state, without regard to any principles of conflicts of laws thereof.

9.	Dispute Resolution

a)

Negotiation and Notice. In the event of any dispute, claim, controversy or disagreement (each, a “Dispute”) arising out of, in connection with or relating to this Agreement, including any question regarding this Agreement’s existence, validity or termination, the Parties shall

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first seek resolution of such Dispute by negotiation between their respective senior management. Such negotiation shall be deemed to commence upon the service by either Party upon the other of a written notice (a “Dispute Resolution Notice”) under this Section 9(a).

b)	Arbitration. If a Dispute subject to negotiation under Section 9(a) is not finally resolved within thirty (30) days following receipt by one Party of a Dispute Resolution Notice, the Dispute shall be finally resolved by arbitration under the Rules of Arbitration of the International Chamber of Commerce (the “ICC”). The arbitral tribunal shall be composed of three (3) arbitrators. Each Party shall nominate one (1) arbitrator. The two arbitrators so nominated shall nominate the presiding arbitrator. If either Party fails to nominate an arbitrator in its Request for Arbitration or within thirty (30) days of receiving written notice of the nomination of an arbitrator by the other Party, such arbitrator shall be appointed by the ICC Court. If the two (2) arbitrators to be nominated by the Parties fail to agree upon a third arbitrator within thirty (30) days of the nomination of the second arbitrator, the third arbitrator shall be appointed by the ICC Court. The place of arbitration shall be Paris, France and the language of the arbitration shall be English. Notwithstanding any provision to the contrary in the ICC Rules of Arbitration, each Party shall bear its own costs and expenses relating to such arbitration and all related proceedings, including fees for legal representation. Each Party shall continue to perform its respective obligations under this Agreement and this Agreement shall remain in effect while the Dispute is being resolved.

10.	Severability

If any term or other provision hereof is held to be invalid, illegal or incapable of being enforced by applicable law or public policy, all other terms and provisions hereof shall nevertheless remain in full force and effect so long as the economic effect or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

11.	Waivers and Amendments

No modification of or amendment to this Agreement shall be valid unless in a writing signed by the Parties referring specifically to this Agreement and stating the Parties’ intention to modify or amend the same. Any waiver of any term or condition of this Agreement shall be in a writing signed by the Party sought to be charged with such waiver referring specifically to the term or condition to be waived, and no such waiver shall be deemed to constitute the waiver of any other breach of the same or of any other provision hereof.

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12.	Headings

All titles and captions contained in this Agreement are for the convenience of reference only and shall not affect in any way the meaning or interpretation hereof.

13.	Counterparts

This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement as of the date first written above.

SANOFI

By:	/s/ T. Saugier
Name: T. Saugier Title: Authorized representative

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ Katherine Kelly
Name: Katherine Kelly Title: Assistant Secretary

BRISTOL-MYERS SQUIBB SANOFI PHARMACEUTICALS HOLDING PARTNERSHIP

Represented by: BRISTOL-MYERS SQUIBB INVESTCO, L.L.C.

By:	/s/ Katherine Kelly
Name: Katherine Kelly Title: Secretary

Witnessed by: SANOFI-AVENTIS U.S. LLC

By:	/s/ T. Saugier
Name: T. Saugier Title: Authorized representative

SANOFI-AVENTIS U.S. LLC

By:	/s/ T. Saugier
Name: T. Saugier Title: Authorized representative

[Signature Page to B1 Assignment Agreement]

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EXHIBIT A

Amended and Restated Territory B Clopidogrel License Agreement

See form attached as Exhibit 2.1(a)(ii) to the Master Agreement

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EXHIBIT B

Amended and Restated Territory B Know-How License Agreement

See form attached as Exhibit 2.1(a)(iii) to the Master Agreement

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EXHIBIT C

Amended and Restated Territory B1 Know-How License Agreement

See form attached as Exhibit 2.1(a)(iv) of the Master Agreement

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